EXHIBIT 10.1


                       ESCROW AGREEMENT (PUBLIC OFFERING)


         AGREEMENT made this ____ day of __________, 1996, by and between Paragon Acquisition Company, Inc. (the "Issuer") and Continental Stock Transfer & Trust Company, with offices at 2 Broadway, New York, NY 10004 (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS,  the  Issuer  has  filed  with  the  Securities  and  Exchange
Commission (the "Commission") a registration statement (the "Registration Statement") covering a proposed public distribution of its securities (collectively, the "Securities", and individually, a "Share" and a "Subscription Right") as described on the Information Sheet (defined herein) attached to this Agreement; and

         WHEREAS, the Distribution is being conducted in accordance with Rule 419 promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and

         WHEREAS, the Issuer proposes to establish an escrow account with the Escrow Agent in connection with the Distribution and the Escrow Agent is willing to establish such escrow account on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Information Sheet. Each capitalized term not otherwise defined in this Agreement shall have the meaning set forth for such term on the Information Sheet which is attached to this Agreement and is incorporated by reference herein and made a part hereof (the "Information Sheet").

         2.       Establishment of Escrow Account.

         2.1 The parties hereto shall establish an interest-bearing escrow account at the office of the Escrow Agent, and bearing the designation, set forth on the Information Sheet (the "Escrow Account").

         2.2 On or before the date of the initial deposit of Securities into the Escrow Account pursuant to this Agreement, the Issuer shall notify the Escrow Agent in writing of the effective date of the Registration Statement (the "Effective Date") and the Escrow Agent shall not be required to accept any Securities for deposit in the Escrow Account prior to its receipt of such notification.








         2.3 The Subscription Period, which shall be deemed to commence on the effective date of the Post-Effective Amendment, shall consist of the number of calendar days or business days set forth on the Information Sheet. The last day of the Subscription Period is referenced to herein as the "Expiration Date". After the Expiration Date, the Issuer shall not deposit, and the Escrow Agent shall not accept, any additional amounts representing payments by subscribing stockholders.

         3. Deposit of Securities and Subscription Proceeds into Escrow Account.

         3.1 All Securities issued in connection with the Distribution, including Shares issuable upon the exercise of Subscription Rights and Shares issued with respect to stock splits, stock dividends or similar rights, shall be deposited directly into the escrow account promptly upon issuance (the "Deposited Securities"). The Deposited Securities held in the escrow account are to remain as issued and deposited and are to be held for the sole benefit of the stockholders who retain the voting rights, if any, with respect to the Deposited Securities held in their name. No transfer or other disposition of Deposited Securities held in the Escrow Account or any interest related to such Securities shall be permitted, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, without an opinion of counsel to Paragon that all of the conditions of this Escrow Agreement have been satisfied.

         3.2 Stockholders of Paragon who exercise their Subscription Rights will be required to send payment to the Escrow Agent, acting as Subscription Agent pursuant to that certain Subscription Agency Agreement dated ________, 1996, between the Issuer and Continental Stock Transfer & Trust Company. Upon receipt, the Subscription Proceeds shall promptly be deposited with the Escrow Agent (the "Deposited Proceeds"). Stockholders of Paragon who exercise their Subscription Rights may choose between the following methods of payment:

                  (i) Stockholders whose Shares are held by a Nominee must exercise their Subscription Rights by contacting their Nominees, who can arrange, on a Stockholder's behalf, to guarantee delivery of a properly completed and executed Subscription Form and full payment to the Escrow Agent by the close of business on the third (3rd) business day after the Expiration Date; or

                  (ii) Stockholders whose Shares of Paragon are held in their own name ("Record Owners") may send payment for the Shares acquired pursuant to the exercise of Subscription Rights, together with a completed Subscription Form directly to the Escrow Agent. To be accepted, such payment, together with the completed Subscription Form must be received by the Escrow Agent prior to 5:00 p.m. Eastern Standard Time on the Expiration Date. All payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America.

                  The Deposited Proceeds and interest or dividends thereon, if any, shall be held for the sole benefit of the Paragon Stockholders.







         3.3      The Deposited Proceeds shall be invested in either:

                  (a) an obligation that constitutes a "deposit" as that term is defined in Section (3)(1) of the Federal Deposit Insurance Act;

                  (b) securities of any open-end investment company registered under the Investment Company Act of 1940 that holds itself out as a money market fund meeting the conditions of paragraphs (c)(2), (c)(3), and (c)(4) of Rule 2a-7 under the Investment Company Act; or

                  (c) securities that are direct obligations of, or obligations guaranteed as to principal or interest by, the United States.

         3.4 Simultaneously with the receipt and deposit of Deposited Proceeds into the Escrow Account, the Escrow Agent shall inform the Issuer by confirmation slip or other writing of the name and address of the prospective subscriber, the number of Shares subscribed for by such Stockholder, and the aggregate dollar amount of such subscription (collectively, the "Subscription Information").

         3.5 Interest or dividends earned on the Deposited Proceeds, if any, shall be held in the Escrow Account until the Deposited Proceeds are released in accordance with the provisions of Section 4 of the Escrow Agreement. If the Deposited Proceeds are released to a Stockholder, the Stockholder shall receive interest or dividends earned, if any, on such Deposited Proceeds up to the date of release. If the Deposited Proceeds held in the Escrow Account are released to the Issuer, any interest or dividends earned on such funds up to the date of release may be released to the Issuer.

         3.6 The Subscription Rights may be exercised in accordance with their terms, provided, however, that the Common Stock received upon exercise, together with any cash or other consideration paid in connection with the exercise, is promptly deposited into the Escrow Account.

         3.7 The Escrow Agent shall refund any portion of the Deposited Proceeds prior to disbursement of the Deposited Proceeds in accordance with Section 4 hereof upon instructions in writing signed by the Issuer.

         4.       Disbursement from the Escrow Account.

         4.1 The Deposited Proceeds may be released to the Company and the Shares delivered to the Stockholders only at the same time as or after:

                  (a) the Escrow Agent has received a signed representation from the Issuer, together with an opinion of counsel that the following requirements have already been met:

                         (1) Execution of an agreement(s) for the acquisition(s)
of a  business(es)  or







assets that will constitute the business (or a line of business) of the Company and for which the fair value of the business(es) or net assets to be acquired represents at least 80 percent of the maximum Deposited Proceeds received from the exercise or conversion of the Subscription Rights; and

                         (2)  the  Issuer  shall  have  filed  a  post-effective
amendment that discloses information about the proposed acquisition and candidate(s) and its business(es), including audited financial statements of the Issuer and the Target Business, the terms upon which the Subscription Rights can be exercised, including the Subscription Price which cannot exceed $2.00 per Subscription Right, and use of Funds disbursed from the Escrow Account.

                         (3) Within five business days after the effective  date
of the post-effective amendment, the Issuer shall have sent by first class mail or other equally prompt means, to each Stockholder whose Shares are held in escrow, a copy of the prospectus contained in the post-effective amendment and any amendment or supplement thereto;

                         (4) Each  Stockholder  shall  have had no fewer than 20
business days and no more than 45 business days from the effective date of the post-effective amendment to notify the Company in writing that the Stockholder elected to exercise his or her Subscription Rights. If the Company has not received such written notification by the 45th business day following the effective date of the post-effective amendment, the Stockholder's right to elect to subscribe shall terminate;

                  (b) The acquisition(s) meeting the criteria set forth in this paragraph will be consummated only if a minimum number of Stockholders representing 80% of the maximum proceeds to be received from the exercise of Subscription Rights elects to subscribe.

                  If a consummated acquisition(s) meeting the requirements of this section has not occurred by a date 6 months after the Expiration Date, the Deposited Funds shall be returned by first class mail or equally prompt means to the subscribing Stockholders within five business days following that date.

         4.2 In the event that at the close of regular banking hours on the 5th day following the Expiration Date less than 80% of the maximum Subscription Proceeds shall have been received by the Escrow Agent, the Escrow Agent shall promptly refund to each prospective subscribing Stockholder the amount of payment received from such Stockholder held in escrow without interest thereon or deduction therefrom, and the Escrow Agent shall notify the Issuer of its distribution of the Deposited Proceeds.

         4.3 In the event that at any time up to the close of banking hours on the 5th business day following the Expiration Date, 80% or more of the maximum Subscription Proceeds shall have been received by the Escrow Agent, the Escrow Agent shall notify the Issuer of such fact in writing within a reasonable time thereafter. The Escrow Agent shall hold the Deposited Proceeds until the events described in Section 4.1 of this Escrow Agreement take place.






         4.4 Upon disbursement of the Deposited Proceeds and the Shares held in escrow pursuant to the terms of this Section 4, the Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the Deposited Proceeds.

         5.       Rights, Duties and Responsibilities of Escrow Agent.

         It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

         5.1 The Escrow Agent shall not be responsible for the performance by the Issuer of its obligations under this Agreement.

         5.2 The Escrow Agent shall not be required to accept from the Issuer or any subscribing Stockholder any Subscription Information unless such Subscription Information is accompanied by checks or money orders, Notices of Guaranteed Delivery, nor shall the Escrow Agent be required to keep records of any information with respect to payments deposited by the Issuer, except as to the amount of such payments; however, the Escrow Agent shall notify the Issuer within a reasonable time of any discrepancy between the amount delivered to the Escrow Agent therewith. Such amount need not be accepted for deposit in the Escrow Account until such discrepancy has been resolved.

         5.3 The Escrow Agent shall be under no duty or responsibility to enforce collection of any check delivered to it hereunder. The Escrow Agent, within a reasonable time, shall return to the Issuer any check received which is dishonored, together with the Subscription Information, if any, which accompanied such check.

         5.4 The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document. The Escrow Agent must, however, determine for itself whether the conditions permitting the release of the funds in the Escrow Account have been met.

         5.5 In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Account, the Deposited Securities or the Deposited Proceeds which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent, at its sole option, may deposit the Deposited Securities and the Deposited Proceeds (and any other amounts that thereafter become part of the Deposited Proceeds) with the registry of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Escrow Agent of the Deposited Securities and the Deposited Proceeds with the registry of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

         5.6 The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

         5.7 The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Deposited
Securities or the Deposited Proceeds or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Deposited Securities or the Deposited Proceeds or any part thereof.

         6. Amendment; Resignation. This Agreement may be altered or amended only with the written consent of the Issuer and the Escrow Agent. The Escrow Agent may resign for any reason upon seven (7) business days written notice to the Issuer. Should the Escrow Agent resign as herein provided, it shall not be required to accept any deposit, make any disbursement or otherwise dispose of the Deposited Securities or the Deposited Proceeds, but its only duty shall be to hold the Deposited Securities or the Deposited Proceeds for a period of not more than ten (10) business days following the effective date of such resignation, at which time (a) if a successor escrow agent shall have been appointed and written notice thereof (including the name and address of such successor escrow agent) shall have been given to the resigning Escrow Agent by the Issuer and such successor escrow agent, the resigning Escrow Agent shall pay over to the successor escrow agent the Deposited Securities and Deposited Proceeds, less any portion thereof previously paid out in accordance with this Agreement, or (b) if the resigning Escrow Agent shall not have received written notice signed by the Issuer and a successor escrow agent, then the resigning Escrow Agent shall promptly refund the Deposited Proceeds to each subscribing Stockholder without interest thereon or deduction therefrom, shall promptly forward the Deposited Securities to Issuer and shall notify the Issuer in writing of its liquidation and distribution of the Deposited Proceeds; whereupon, in either case, the Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement. Without limiting the provisions of Section 8 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the Issuer for any expenses incurred in connection with its resignation, transfer of the Deposited Securities and Deposited Proceeds to a successor Escrow Agent or distribution of the Deposited Securities and Deposited Proceeds pursuant to this Section 6.

         7. Representations and Warranties. The Issuer hereby represents and warrants to the Escrow Agent that:

         7.1 No party other than the Issuer hereto and any subscribing Stockholders have, or shall have any lien, claim or security interest in the Deposited Securities or the Deposited Proceeds or any part thereof.

         7.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Deposited Securities or the Deposited Proceeds or any part thereof.

         7.3 The Subscription Information submitted with each deposit shall, at the time of submission and at the time of the disbursement of the Deposited Proceeds, be deemed a representation and warranty that such deposit represents a bona fide sale to the subscribing Stockholder described therein of the amount of Shares set forth in such Subscription Information.

         7.4 All of the information contained in the Information Sheet is, as of the date hereof and will be, at the time of any disbursement of the Deposited Securities or the Deposited Proceeds, true and correct.

         8. Fees and Expenses. The Escrow Agent shall be entitled to the Escrow Agent Fee set forth in the Information Sheet, payable upon execution of this Agreement. In addition, the Issuer agrees to reimburse the Escrow Agent for any reasonable expenses incurred in connection with this Agreement, including, but not limited to, reasonable counsel fees, but not including the review of this Agreement.

         9.       Indemnification and Contribution.

         9.1 The Issuer (the "Indemnitor") agrees to indemnify the Escrow Agent and its officers, directors ,employees, agents and shareholders (jointly and severally the "Indemnitees") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the gross negligence or willful misconduct of the Indemnitees.

         9.2 If the indemnification provided for in this Section 9 is applicable, but for any reason held to be unavailable, the Indemnitor shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the
Indemnitees as a result of or in connection with, and any amount paid in settlement of any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitor.

         9.3 Any Indemnitee which proposes to assert the right to be indemnified under this Section 9, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnitee in respect of which a claim is to be made against the Indemnitor under this Section 9, will notify the Indemnitor of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify the Indemnitor of any such action, suit or proceeding shall not relieve the Indemnitor from any liability which they may have to any Indemnitee otherwise than under this
Section 9. In case any such action, suit or proceeding shall be brought against any Indemnitee and it shall notify the Indemnitor of the commencement thereof, the Indemnitor shall be entitled to participate in and, to the extent that they shall wish, to assume the defense thereof, with counsel satisfactory to such Indemnitee. The Indemnitee shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the employment of counsel by such Indemnitee has been authorized by the Indemnitor, (ii) the Indemnitee shall have concluded reasonably that there may be a conflict of interest between the Indemnitor and the Indemnitee in the conduct of the defense of such action (in which case the Indemnitor shall not have the right to direct the defense of such action on behalf of the Indemnitee) or (iii) the Indemnitor in fact shall not have employed counsel to assume the defense of such action , in each of which cases the fees and expenses of counsel shall be borne by the Indemnitor.

         9.4 The Indemnitor agrees to provide the Indemnitees with copies of all registration statements pre- and post-effective amendments to such registration statements including exhibits, whether filed with the SEC prior to or subsequent to the disbursement of the Deposited Securities and the Deposited Proceeds.

         9.5 The provisions of this Section 9 shall survive any termination of this Agreement, whether by disbursement of the Deposited Securities and the Deposited Proceeds, resignation of the Escrow Agent or otherwise.

         10. Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Deposited Securities and the Deposited Proceeds shall be void as against the Escrow Agent unless:

                  (a) written notice thereof shall be given to the Escrow Agent; and

                  (b) the Escrow Agent shall have consented in writing to such assignment or transfer.

         11. Notices. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Post Office, and Addressed, if to the Issuer, at its address set forth on the Information Sheet, and if to the Escrow Agent, Continental Stock Transfer & Trust Company, 2 Broadway, 19th Floor, New York, NY 10004, Attn: Compliance Department.

         12. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.







         13. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the context may require.

         14. Captions. All captions are for convenience only and shall not limit or define the term thereof.

         15. Execution in Several Counterparts. This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties herein.

         16. Entire Account. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith.









         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.




                                            PARAGON ACQUISITION COMPANY, INC.:


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                            CONTINENTAL STOCK TRANSFER &
                                            TRUST CO.:


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________








                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                       ESCROW AGREEMENT INFORMATION SHEET


1.       The Issuer

         Name:           Paragon Acquisition Company, Inc.

         Address:        277 Park Avenue
                         New York, New York 10017

State of incorporation or organization:  Delaware


2.       The Securities

         (a)      Common Stock, $.01 par value of Paragon.

         (b) Non-transferable Subscription Rights, entitling registered holder to acquire two shares of Common Stock for each Subscription Right at a price to be set and determined by the Issuer at the time the Subscription Rights become available.


3.       Plan of Distribution of the Securities

         Distribution of Common Stock and Subscription Rights to occur upon effectiveness of Registration Statement. Subscription Period to commence upon distribution to registered holders of Subscription Rights of Prospectus contained in Post-Effective Amendment to Registration Statement. Subscription Period shall not be less than 20 nor more than 45 days from the date of the effectiveness of the Post-Effective Amendment.

4.       Escrow Agent Fees

         The Escrow Agent shall receive a base fee of $1500.00 for establishing the Escrow Account. The Escrow Agent shall receive a fee of $.10 plus $.03 per enclosure, exclusive of postage and stationary, for a mailing to Stockholders notifying them of the Distribution. The Escrow Agent shall receive $2.50 for each certificate printed and distributed.